Cash and Investments held in the Trust Account	12 Months Ended
Dec. 31, 2018
Cash and Investments held in the Trust Account [Abstract]
Cash and Investments held in the Trust Account
(3)	Cash and Investments held in the Trust Account

	December 31, 2018	December 31, 2017

Cash	$22,074,404	$246,045
Held-to-maturity investments	-	151,856,355
Cash and investments held in the Trust Account	$22,074,404	$152,102,400

As per December 31, 2018, Cash and Investments held in the Trust Account consists of cash held on a bank account only.  The Held-to-maturity investments as of December 31, 2017, represents the redemption value of 151,903,000 units of US Treasury bills that matured on January 10, 2018.

The decrease in Cash and Investments held in the Trust account is mainly due to the payment of $131.6 million to investors who validly tendered 12,999,350 Class A common shares as part of the Tender Offer to extend the time for completing a business combination.